UNITED STATES
SECURITES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  November 3, 2004

Trex Company, Inc.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  001-14649

DE	54-1910453
(State or Other Jurisdiction Of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

160 Exeter Drive
Winchester, VA 22603-8605
(Address of Principal Executive Offices, Including Zip Code)

540-542-6355
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 7.01.    Regulation FD Disclosure

On November 2, 2004, Robert G. Matheny, Chairman and Chief Executive Officer of Trex Company, Inc. (the "Company") entered into a sales plan pursuant to Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, pursuant to which he may sell shares of the Company's Common Stock. Under the Rule 10b5-1 sales plan, Mr. Matheny may sell up to 260,000 shares of Common Stock through May 12, 2005.

       The information in this Current Report on Form 8-K is furnished pursuant to Item 7.01 and shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Trex Company, Inc.

Date: November 03, 2004.	By:	/s/ Robert G. Matheny
Robert G. Matheny
Chairman and Chief Executive Officer